2018 BARCLAYS AMERICAS SELECT FRANCHISE CONFERENCE Allison Dukes, Chief Financial Officer May 15, 2018 © 2018 SunTrust Banks, Inc. SunTrust is a federally registered trademark of SunTrust Banks, Inc.

IMPORTANT CAUTIONARY STATEMENT The following should be read in conjunction with the financial statements, notes and other information contained in the Company’s 2017 Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. This presentation includes non-GAAP financial measures to describe SunTrust’s performance. We reconcile those measures to GAAP measures within the presentation or in the appendix. The Company presents the following non-GAAP measures because many investors find them useful. Specifically: • Consistent with Securities and Exchange Commission Industry Guide 3, the Company presents efficiency ratios and net interest margin on a fully taxable equivalent (“FTE”) basis. The FTE basis adjusts for the tax-favored status of net interest income from certain loans and investments using applicable federal and state income tax rates to increase tax-exempt interest income to a taxable-equivalent basis. • The Company presents certain capital information on a tangible basis, including return on average tangible common equity. These measures exclude the after-tax impact of purchase accounting intangible assets. • Similarly, the Company presents Efficiency ratio-FTE, Tangible efficiency ratio-FTE, and Adjusted tangible efficiency ratio-FTE. The efficiency ratio is computed by dividing Noninterest expense by Total revenue. Efficiency ratio-FTE is computed by dividing Noninterest expense by Total revenue-FTE. Tangible efficiency ratio-FTE excludes the amortization related to intangible assets and certain tax credits. Adjusted tangible efficiency ratio-FTE removes the impact of certain material and potentially non-recurring items from the calculation of Tangible efficiency ratio-FTE. • The Company presents adjusted EPS which excludes the impact of certain material and potentially non-recurring items. This presentation contains forward-looking statements. Statements regarding future levels of earnings per share, efficiency ratios, capital returns, investment banking market share, the number of full service branches, common equity tier 1 ratio, technology enhancements (including potential cost savings as a result thereof) and the percentage of client solutions available through digital platforms are forward-looking statements. Also, any statement that does not describe historical or current facts is a forward-looking statement. These statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “targets,” “strategies,” “goals,” “initiatives,” “opportunity,” “potentially,” “probably,” “projects,” “outlook,” or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would,” and “could.” Such statements are based upon the current beliefs and expectations of management and on information currently available to management. They speak as of the date hereof, and we do not assume any obligation to update the statements made herein or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events. Forward-looking statements are subject to significant risks and uncertainties. Investors are cautioned against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Factors that could cause actual results to differ materially from those described in the forward-looking statements can be found in Part I, Item 1A., “Risk Factors,” in our Annual Report on Form 10-K for the year ended December 31, 2017 and in other periodic reports that we file with the SEC. Those factors include: current and future legislation and regulation could require us to change our business practices, reduce revenue, impose additional costs, or otherwise adversely affect business operations or competitiveness; we are subject to stringent capital adequacy and liquidity requirements and our failure to meet these would adversely affect our financial condition; the monetary and fiscal policies of the federal government and its agencies could have a material adverse effect on our earnings; our financial results have been, and may continue to be, materially affected by general economic conditions, and a deterioration of economic conditions or of the financial markets may materially adversely affect our lending and other businesses and our financial results and condition; changes in market interest rates or capital markets could adversely affect our revenue and expenses, the value of assets and obligations, and the availability and cost of capital and liquidity; our earnings may be affected by volatility in mortgage production and servicing revenues, and by changes in carrying values of our servicing assets and mortgages held for sale due to changes in interest rates; interest rates on our outstanding financial instruments might be subject to change based on regulatory developments, which could adversely affect our revenue, expenses, and the value of those financial instruments; disruptions in our ability to access global capital markets may adversely affect our capital resources and liquidity; we are subject to credit risk; we may have more credit risk and higher credit losses to the extent that our loans are concentrated by loan type, industry segment, borrower type, or location of the borrower or collateral; we rely on the mortgage secondary market and GSEs for some of our liquidity; loss of customer deposits could increase our funding costs; any reduction in our credit rating could increase the cost of our funding from the capital markets; we are subject to litigation, and our expenses related to this litigation may adversely affect our results; we may incur fines, penalties and other negative consequences from regulatory violations, possibly even inadvertent or unintentional violations; we are subject to certain risks related to originating and selling mortgages, and may be required to repurchase mortgage loans or indemnify mortgage loan purchasers as a result of breaches of representations and warranties, or borrower fraud, and this could harm our liquidity, results of operations, and financial condition; we face risks as a servicer of loans; consumers and small businesses may decide not to use banks to complete their financial transactions, which could affect net income; we have businesses other than banking which subject us to a variety of risks; negative public opinion could damage our reputation and adversely impact business and revenues; we may face more intense scrutiny of our sales, training, and incentive compensation practices; we rely on other companies to provide key components of our business infrastructure; competition in the financial services industry is intense and we could lose business or suffer margin declines as a result; we continually encounter technological change and must effectively develop and implement new technology; maintaining or increasing market share depends on market acceptance and regulatory approval of new products and services; we have in the past and may in the future pursue acquisitions, which could affect costs and from which we may not be able to realize anticipated benefits; we depend on the expertise of key personnel, and if these individuals leave or change their roles without effective replacements, operations may suffer; we may not be able to hire or retain additional qualified personnel and recruiting and compensation costs may increase as a result of turnover, both of which may increase costs and reduce profitability and may adversely impact our ability to implement our business strategies; our framework for managing risks may not be effective in mitigating risk and loss to us; our controls and procedures may not prevent or detect all errors or acts of fraud; we are at risk of increased losses from fraud; our operational and communications systems and infrastructure may fail or may be the subject of a breach or cyber-attack that, if successful, could adversely affect our business and disrupt business continuity; a disruption, breach, or failure in the operational systems and infrastructure of our third party vendors and other service providers, including as a result of cyber-attacks, could adversely affect our business; natural disasters and other catastrophic events could have a material adverse impact on our operations or our financial condition and results; the soundness of other financial institutions could adversely affect us; we depend on the accuracy and completeness of information about clients and counterparties; our accounting policies and processes are critical to how we report our financial condition and results of operation, and they require management to make estimates about matters that are uncertain; depressed market values for our stock and adverse economic conditions sustained over a period of time may require us to write down some portion of our goodwill; our stock price can be volatile; we might not pay dividends on our stock; our ability to receive dividends from our subsidiaries or other investments could affect our liquidity and ability to pay dividends; and certain banking laws and certain provisions of our articles of incorporation may have an anti-takeover effect. 2

SUNTRUST OVERVIEW  Purpose-Oriented Market Position – Leading the onUp movement to promote financial confidence – Creator of Momentum onUp, an industry-leading workplace financial wellness program offered to our Wholesale Banking clients  Strong Franchise & Diverse Business Mix – 14% deposit market share in top 10 MSA’s (double the peer median)1 National Businesses Regional Businesses • Corporate & Investment Banking • Consumer Banking • Commercial Banking • Consumer Lending (HELOC, – Broad suite of lending, depository, capital markets, and • Commercial Real Estate credit card) • Consumer Lending (LightStream, third party partnerships) • Private Wealth Management advisory capabilities • Specialty PWM • Retail Mortgage • Correspondent Mortgage o SunTrust Robinson Humphrey is a leading middle- market corporate & investment bank Optimal Strong Financial o Robust digital platform & set of capabilities Size3 Performance4  Optimal Market Position – Well-diversified mix of regionally-focused businesses (within the high growth markets of the Southeast and Assets: $205bn 42% EPS Growth Mid-Atlantic) & more nationally-oriented businesses – Top 10 across most dimensions2; large enough to compete with the largest banks while still being small Loans: $143bn 15.6% ROTCE enough to serve our clients as One Team  Proven Track Record – Six consecutive years of higher earnings per share, Deposits: $162bn 2.4% Dividend Yield improved efficiency, and increased capital returns See appendix slide #26 for footnotes 3

INVESTMENT THESIS 2017 marked the 6th consecutive year of improvement across key metrics; off to a good start in 2018    1 2 3 Strong & Diverse Franchise Improving Efficiency Strong Capital Position Investing in Growth & Returns Supports Growth (Earnings per share1) (Adjusted tangible efficiency ratio2) (Dividends & share buybacks as a % of net income) $4.09 71.5% 89% $3.58 $3.60 $3.24 73% $2.74 66.9% 62% $2.19 65.3% 48% 63.3% 62.6% 62.0% 26% $0.94 61.0% 8% 11% 2011 2012 2013 2014 2015 2016 2017 2011 2012 2013 2014 2015 2016 2017 2011 2012 2013 2014 2015 2016 2017 ~6 Year Total Shareholder Return: 333% (peer median: 200%3) 1. 2012, 2013, 2014, and 2017 values represent adjusted earnings per share. The impact of excluding discrete items was ($1.40), $0.33, $0.01, and ($0.39) for 2012, 2013, 2014, and 2017, respectively. Please refer to appendix slide #25 for GAAP reconciliations 2. Adjusted figures are intended to provide management and investors information on trends that are more comparable across periods and potentially more comparable across institutions. There were no adjustments in 2011, 2015, and 2016. GAAP efficiency ratios were 73.0%, 60.0%, 72.3%, 67.9%, 64.2%, 63.6%, and 64.1% for 2011, 2012, 2013, 2014, 2015, 2016, and 2017, respectively. Please refer to appendix slide #24 for GAAP reconciliations 3. Source: Bloomberg. Reflects 12/31/2011 – 5/9/2018. Peer group consists of BAC, BBT, CFG, FITB, HBAN, KEY, MTB, PNC, RF, USB, WFC. Dividends assumed to be reinvested in same security 4

1 STRONG & DIVERSE FRANCHISE Investing in Growth

WHOLESALE SEGMENT: COMPETITIVE ADVANTAGE Universal Regional Boutique Banks Banks Firms Full Product Achieving Capabilities     National Recognition Industry Vertical  Named the 2017    USA Outstanding Expertise  M&A Middle Markets Investment Bank Middle-Market of the Year by Atlas Awards Focus      Named the 2016 U.S. Mid-Market OneTeam Equity House by International Approach     Financing Review (IFR) Balance Sheet     6

INVESTMENT BANKING: SUSTAINABLE GROWTH Proven Success with Future Growth Potential $599 $494 ~2-3% $461 Current market $404 share1 $341 $355 $311 $315 $270 $232 IB ~5% Income ($MM) Long-term potential 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 The Path to ~5% Market Share: Build on Existing Momentum 2 12% 21% 9% 10% Recent Improvement Grow Left Lead Grow M&A and Increase Average Fee Grow Revenue From Relationships Equity Per Transaction Commercial Banking SunTrust serves as the left Continue to improve strategic By-product of growth in lead Continue to bring industry and Future Future Potential lead bank for <15% of clients; relevance with clients relationships and advisory product expertise to non-CIB significant opportunity remains businesses clients (see slide 8) See appendix slide #26 for footnotes 7

EXPORTING CIB’S COMPETITIVE ADVANTAGE TO COMMERCIAL BANKING Overview Competitive Position • Traditional Commercial Banking client: $5MM – $250MM in annual revenue (usually private) $10B Bulge-Bracket Banks → SunTrust has ~10k Commercial Banking Client Size $1B clients (focus of slide 7) → Primarily within traditional Southeast / Mid-Atlantic markets Regional SunTrust Commercial Banking Banks Capture underserved market by bringing $100MM • Our strategy: bring the skills, discipline, and advisory solutions to smaller clients client coverage model from CIB (including $25MM Community product and industry expertise) to Commercial Banks Client Needs Banking clients Deposits / Loans Risk Mgmt. Capital Alt. Liquidity Strategic → The vast majority of division presidents Treasury Mgmt. Solutions Raising Solutions Solutions now have a background in investment Advisory Solutions banking (most previously worked at STRH) Proven Success with Significant Growth Potential → Created targeted industry specialties Future Growth Drivers: (e.g. aging services, ports & logistics, restaurants & retail) • Capture additional market share in existing markets • Differentiated business model affords us the opportunity to serve clients outside of • Continued build out of product & industry traditional retail banking footprint Average expertise (helps drive Revenue capital markets revenue) → Recently expanded into Ohio and Texas Per Client • Geographic expansion 2014 LTM 8

CONSUMER: MEETING EVOLVING CLIENT NEEDS Our mobile-centric approach allows us to focus on simplifying the client experience, meet clients where they want to do business, and reduce our cost to serve Mobile-Centric Strategy 1 Invest In A Superior Mobile App Branch Mobile App Average Rating (4.4 stars1) Online ATM Banking 2 To Meet Evolving Client Needs2 19% 18% 7% Chat, Teller Email, Mobile Mobile Digital Connect Text Sign Ons Deposits Sales And Optimize Our Branch Network Call 3 Center 1,659 1,236 Full Service Branches 1. Source: iOS and Android app store as of May 7, 2018. Represents the average between iOS and Android ratings 2011 1Q 18 2. Represents growth rates from 1Q 17 to 1Q 18 9

CONSUMER LENDING LightStream GreenSky Partnership Credit Card $4.1 $2.0 $1.5 $3.3 $1.7 $1.4 Strong Growth (Average Balance $bn) 1Q 17 1Q 18 1Q 17 1Q 18 1Q 17 1Q 18 Good Risk- Yield: 5.50% Yield: 4.50% Yield: 11.26% Adjusted 2 Returns1 NCO: 0.76% NCO: 0.00% NCOs: 2.60% Received Top 5 scores for 3 cards Nationally Named Finalist for Top Consumer Named as CNBC’s Top 50 in the 2016 ranking by U.S. News Recognized Lending Platform by LendIt3 Disruptor for 2017 & World Report Less than ~15% of GreenSky SunTrust only has ~30% wallet Future Currently have less than ~2% of customers are SunTrust clients share with the clients that Growth the applicable market share Opportunity for new partnerships already have a SunTrust card (Microf announced in April) 5% of Total Loans | High-Quality Portfolios (Average FICO: 750+)4 | Good Risk-Adjusted Returns See appendix slide #26 for footnotes 10

2 IMPROVING EFFICIENCY & RETURNS

SAVINGS FUND INVESTMENTS Organizational Efficiency Client-Friendly Technology • Streamline operations (in connection with • Make ongoing enhancements to mobile app investments in core systems which digitize end-to- • Create enterprise client portal (see slide 14) end processes and enhance teammate effectiveness) • Improve treasury & payments platform • Optimize staffing models (e.g. spans and layers, (underway) voluntary retirement) • Digitize mortgage application (April 2018) • Tailor benefits and incentive plans • Increase digital, self-serve channels (80-90% Technology Enhancements of solutions will be available via digital platforms by 2019) • Increase automation and self-service channels Fund Wholesale Revenue Growth • Continue transition to the cloud Cost • Continue to upgrade and digitize Investments • Expand industry and product core systems (teller platform, expertise in CIB and Commercial payments hub, collections, etc.) Saving Banking (introduced new Aging in Growth & Services vertical in 1Q 18) • Leverage new loan origination Initiatives platforms in Wholesale and Technology • Attract, develop, and retain top Consumer which improve loan talent (improves strategic cycle times and automate certain relevance with clients) capabilities • Continue expansion of Commercial Banking Procurement • Enhance CRE capabilities (including integration of recently • Consolidate vendors acquired agency lending platform) • Improve contract terms • Optimize in-house services and capabilities Consumer Revenue Growth • Expand digital lending platform (LightStream and Real Estate additional third party partnerships), including further marketing spend • Pursue further branch reductions • Grow wealth management by retaining top talent • Consolidate non-branch real estate (e.g. mortgage and acquiring new teams (in new and existing offices recently reduced from 10 to 3) markets) 12

SPOTLIGHT ON TECHNOLOGY 1 2 Primary Provide a consistent, superior client experience by creating Enhance the efficiency Objectives an integrated ecosystem which meets clients where they and effectiveness of are and brings SunTrust into their experiences the Company Recent Progress Future Enhancements Impact Upgraded mobile app & digital Introduce enterprise  Serves as a client’s single source for foundation (improved user client portal (see slide 14) financial confidence and increases interface + capabilities) relevance with clients Create mobile app for Added new payment capabilities in Wholesale clients  Improves ability to leverage third party partnership with Zelle and TCH network partnerships (created first API between Blend & Black Knight) Built private cloud and began Enhance flexibility and  Increases agility & lowers cost to serve API expanding to integration through API’s (cloud migration has eliminated ~$15 hybrid public & private cloud million in annual costs, more to come) Established a data lake foundation  Provides relevant, tailored, and timely Advance data lake offers across client segments Introduced SunTrust Deals capabilities to enhance (provides targeted offers based on client analytics  Improves teammate effectiveness spending history & preferences) through smarter client insight Upgraded loan origination platforms  Shortens loan cycle times and Leverage LightStream platform in Wholesale & Mortgage streamlines end-to-end origination to enhance digital lending & Digitized front-end of mortgage fraud detection  Provides scalable, cloud-based loan application (SmartGUIDE) origination platforms Introduced robotic Deploy intelligent processes and  Improves service delivery and speed capabilities (~60 bots in use, bots using process automation,  Reduces opportunity for human error 150+ bots in pipeline) data, and cognitive chat  Improves efficiency 13

SPOTLIGHT ON TECHNOLOGY Enterprise Client Portal Client Value •Holistic, Tailored User Experience: provides a consolidated relationship view •Integrated Planning Tools: enables clients to establish a plan, set goals and track progress while also providing valuable financial well-being resources •Ease of Use: intuitive and simple user experience based on industry-leading API and cloud technology •Accessibility: responsive design with consistent experience on any screen Business Value •Connects with Clients: leverages APIs to connect to other channels outside of traditional banking (branch, ATM, call center) •Flexibility: segment specific functionality (e.g. advisor info, entitlements) and differentiated visual treatment •Efficiency: reusable components with less duplication of key functionality (e.g. money movement) •Speed to Market: scalable portal infrastructure and modular framework with built-in integrations 14

IMPROVING EFFICIENCY: PROVEN SUCCESS & FUTURE OPPORTUNITY Key Takeaways • We will achieve our targets • Fostering a culture of continuous improvement is as important as these goals → We have significant opportunity beyond 71.5% <60% • Efficiencies generate capacity to invest in 66.9% growth and do more for 65.3% our clients 63.3% 62.6% 62.0% 61.0% 60-61% <60% Adjusted Adjusted Tangible Tangible Efficiency Efficiency Ratio Ratio1 (FTE)1 2011 2012 2013 2014 2015 2016 2017 2018 2019 TER Target TER Target 1. Adjusted figures are intended to provide management and investors information on trends that are more comparable across periods and potentially more comparable across institutions. There were no adjustments in 2011, 2015, and 2016. GAAP efficiency ratios were 73.0%, 60.0%, 72.3%, 67.9%, 64.2%, 63.6%, and 64.1% for 2011, 2012, 2013, 2014, 2015, 2016, and 2017, respectively. Please refer to appendix slide #24 for GAAP reconciliations 15

OPTIMIZING THE BALANCE SHEET TO ENHANCE RETURNS Maintain Diversity1 Enhance Returns2 Targeted growth of consumer lending (see slide 10) NIM progress driven by positive mix shift and focus on returns Peer Median STI 3.24% 3.16% Commercial & Industrial 2.95% 47% 2.91% Residential Mortgage (Non-Guaranteed) NIM 19% (FTE) 2015 1Q 18 1. Data as of March 31, 2018. Consumer Lending includes consumer direct loans (other than student guaranteed), consumer indirect loans and consumer credit cards. Guaranteed includes guaranteed student loans and guaranteed residential mortgages. Construction includes both commercial and residential construction. Note: totals may not foot due to rounding 2. Source: reported NIM per SunTrust and peer financials. Peer group consists of BAC, BBT, CFG, HBAN, FITB, KEY, MTB, PNC, RF, USB, WFC. SunTrust’s GAAP NIM for 2015 and 1Q 18 was 2.82% and 3.20%, respectively. The impact of the FTE adjustment for these periods was 0.09% and 0.04%, respectively 16

3 STRONG CAPITAL POSITION SUPPORTS GROWTH

STRONG CAPITAL POSITION Strong Capital Position & Strong CCAR Provides Capacity to Repatriate Capital and Performance Deliver Above-Average Returns Common Equity Tier 11 Stressed Capital Erosion2 Total Announced Payout Ratio3 Dividend Yield4 9.8% 2.4% 2.6% 103% ~8-9% 92% 2.1% 2.1% #2 of 12 #4 of 12 #4 of 12 Basel III CET1 Target Level SunTrust Peer Median SunTrust Peer Median SunTrust Peer Median See appendix slide #26 for footnotes 18

RECAP: WHY INVEST IN SUNTRUST? 1 Strong & Diverse Franchise; Investing in Growth Targeting 7th consecutive year of EPS growth 2 Improving Efficiency & Returns Targeting 7th consecutive year of improvements in efficiency 3 Strong Capital Position Targeting 7th consecutive year of increased capital returns Attractive dividend yield 19

APPENDIX

STRONG DEPOSIT FRANCHISE Strong Deposit Market Share Deposit Market Share in Each Bank’s Top 10 MSAs1 19% 16% 14% 14% 10% 7% 6% 6% 5% 4% 4% 3% BAC WFC USB STI HBAN FITB RF BBT PNC CFG MTB KEY Improved Execution % of Branches with YoY Deposit Growth2 SunTrust ranked #3 out of 25 (behind JPM & BAC) 86% 73% 73% 68% 69% 71% 62% 61% 51% 23% 2013 2014 2015 2016 2017 STI Top 25 Bank Median See appendix slide #26 for footnotes 21

CONSISTENTLY STRONG CCAR PERFORMANCE CCAR Average Loss Rate (2014-2017) 2014: 4.6% 2015: 4.5% 6.50% 6.70% 2016: 4.5% 5.75% 2017: 4.5% 5.43% 5.63% 5.13% 5.23% 5.28% 4.78% 4.88% 4.53% 4.63% STI HBAN BBT PNC CFG BAC KEY MTB FITB WFC RF USB 4 Year Standard Deviation of CCAR Average Loss Rate (2014-2017) 0.77% 0.57% 0.46% 0.46% 0.47% 0.42% 0.36% 0.36% 0.31% 0.26% 0.13% 0.05% STI FITB MTB HBAN BBT USB KEY PNC RF CFG BAC WFC CCAR results continue to validate our consistent, disciplined underwriting & portfolio diversity 22

STRONG CREDIT QUALITY 1Q 18 Nonperforming Loan Ratio1 1.03% 0.93% 0.94% 0.89% 0.92% 0.78% 0.67% 0.57% 0.49% 0.50% 0.41% 0.42% USB BBT HBAN STI KEY FITB BAC PNC WFC CFG MTB RF LTM Net Charge-Off Ratio2 0.48% 0.42% 0.36% 0.37% 0.31% 0.29% 0.26% 0.23% 0.23% 0.23% 0.20% 0.16% MTB PNC STI HBAN KEY CFG WFC FITB RF BBT BAC USB 1. Represents nonaccrual loans divided by total loans (excluding loans held for sale). Source: SNL Financial as of March 31, 2018 2. Source: SNL Financial as of March 31, 2018 23

RECONCILIATION: ADJUSTED EFFICIENCY RATIO (FTE) & ADJUSTED TANGIBLE EFFICIENCY RATIO (FTE) 2011 2012 2013 2014 2015 2016 2017 Reported (GAAP) Basis Net Interest Income 5,065 5,102 4,853 4,840 4,764 5,221 5,633 Noninterest Income 3,421 5,373 3,214 3,323 3,268 3,383 3,354 Revenue 8,486 10,475 8,067 8,163 8,032 8,604 8,987 Noninterest Expense¹ 6,194 6,284 5,831 5,543 5,160 5,468 5,764 Efficiency Ratio 73.0% 60.0% 72.3% 67.9% 64.2% 63.6% 64.1% Reconciliation: Net Interest Income 5,065 5,102 4,853 4,840 4,764 5,221 5,633 FTE Adjustment 114 123 127 142 142 138 145 Net Interest Income-FTE 5,179 5,225 4,980 4,982 4,906 5,359 5,778 Noninterest Income 3,421 5,373 3,214 3,323 3,268 3,383 3,354 Revenue-FTE 8,600 10,598 8,194 8,305 8,174 8,742 9,132 Efficiency Ratio-FTE 72.0% 59.3% 71.2% 66.7% 63.1% 62.6% 63.1% Adjustment Items (Noninterest Income): 3Q-4Q 12 student / Ginnie Mae loan sale (losses) (92) Securities gain related to the sale of Coca Cola stock 1,938 Pre-tax mortgage repurchase provision related to loans sold to GSEs prior to 2009 (371) GSE mortgage repurchase settlements (63) RidgeWorth sale 105 Premium Assignment Corporation sale 107 Securities & MSR losses in connection with tax reform-related actions (114) Adjusted Noninterest Income 3,421 3,898 3,277 3,218 3,268 3,383 3,361 Adjusted Revenue-FTE² 8,600 9,123 8,257 8,200 8,174 8,742 9,139 Noninterest Expense¹ 6,194 6,284 5,831 5,543 5,160 5,468 5,764 Adjustment Items (Noninterest Expense): Legacy affordable housing impairment 96 Charitable contribution of KO shares 38 Impact of certain legacy mortgage legal matters 323 324 Mortgage servicing advances allowance increase 96 Efficiency related charges as outlined in 12/4/17 8-K 36 Contribution to communities / teammates in connection with tax-reform 75 Adjusted Noninterest Expense² 6,194 6,150 5,412 5,219 5,160 5,468 5,653 Amortization Expense 43 46 23 25 40 49 75 Adjusted Tangible Expenses² 6,151 6,104 5,389 5,194 5,120 5,419 5,578 Adjusted Efficiency Ratio-FTE³ 72.0% 67.4% 65.6% 63.7% 63.1% 62.6% 61.9% Adjusted Tangible Efficiency Ratio-FTE³ 71.5% 66.9% 65.3% 63.3% 62.6% 62.0% 61.0% 1. In accordance with updated GAAP, amortization of affordable housing investments of $40 million, $39 million, and $49 million were reclassified and are now presented in provision for income taxes for 2011, 2012, and 2013, respectively. Previously, the amortization was presented in other noninterest expense 2. Adjusted revenue and expenses are provided as they remove certain items that are material and potentially non-recurring. Adjusted figures are intended to provide management and investors information on trends that are more comparable across periods and potentially more comparable across institutions 3. Represents adjusted noninterest expense / adjusted revenue – FTE. Adjusted tangible efficiency ratio excludes amortization expense, the impact of which is (0.50%), (0.50%), (0.28%), (0.30%), (0.49%), (0.56%), and (0.82%) for 2011, 2012, 2013, 2014, 2015, 2016, and 2017, respectively 24

RECONCILIATION OF EARNINGS PER SHARE ($ in millions, except per share amounts) 2012 2013 2014 2017 Net income available to common shareholders $1,931 $1,297 $1,722 $2,179 Significant items impacting the year: Securities gains related to sale of Coke stock (1,938) - - - Mortgage repurchase provision 371 - - - Charitable expense related to the Coke stock contribution 38 - - - Provision for credit losses related to NPL sales 172 - - - Losses on sale of guaranteed loans 92 - - - Valuation losses related to planned sale of Affordable Housing investments 96 - - - Charges for legacy mortgage-related matters - 482 324 - Gain on sale of Ridgeworth - - (105) - Gain on sale of Premium Assignment Corporation - - - (107) Securities & MSR losses in connection with tax reform-related actions - - - 114 Contribution to communities / teammates in connection with tax-reform - - - 75 Efficiency related charges as outlined in 12/4/17 8-K - - - 36 Tax (benefit)/expense related to above items 416 (190) (82) (41) Net tax benefit related to subsidiary reorganization and other - (113) - - Tax benefit related to completion of tax authority examination - - (130) - Net tax benefit related to revaluation of net deferred tax liability and other discrete tax items - - - (291) Tax expense related to SunTrust Mortgage ("STM") state NOL valuation allowance adjustment - - - 27 Net income available to common shareholders, excluding significant items impacting the year $1,178 $1,476 $1,729 $1,991 Net income per average common share, diluted $3.59 $2.41 $3.23 $4.47 Net income per average common share, diluted, excluding significant items impacting the year $2.19 $2.74 $3.24 $4.09 25

FOOTNOTES Slide #3: 1. Source: SNL Financial, as of June 30, 2017, based on top 10 MSAs (by deposits) for each institution, pro-forma for completed and pending mergers and acquisitions. Numerator is company’s total deposits in its top 10 MSAs and denominator is total deposits in those 10 MSAs 2. Refers to rank amongst U.S. bank holding companies and excludes non-traditional banks. Asset and loan rankings are sourced via bank holding company regulatory filings (Y-9C) and are as of December 31, 2017. Deposit rankings are sourced via FDIC deposit market share data, and are as of June 30, 2017, pro-forma for completed and pending mergers and acquisitions 3. Assets, loans, and deposits as of March 31, 2018 4. EPS growth refers to growth from 1Q 17 to 1Q 18. ROTCE as of 1Q 18; GAAP ROE for 1Q 18 was 11.2% and reconciliation to GAAP can be found on page 21 of the 1Q 18 earnings release. Dividend yield as of May 9, 2018 Slide #7: 1. Refers to market share across Dealogic-tracked products (debt capital markets, M&A, and equity capital markets) within middle market and mid-corporate client coverage universe of STRH, based on Dealogic’s data. Client coverage universe consists of a combination of Corporate Banking and Investment Banking client populations as well as any completed transactions where Dealogic has deemed STRH to have had a role. (Latter generally relates to clients within non-CIB segments for whom STRH has delivered capital markets or M&A solutions) 2. Represents change of FY 16 vs. FY 17 Slide #10: 1. Yield as of 1Q 18, NCO represents the last twelve months ended March 31, 2018 2. SunTrust has a loss sharing agreement with GreenSky. 0.00% NCO indicates that losses have not exceeded those provided for in the loss share agreement 3. Refers to the 2017 LendIt Conference, a global conference series connecting the online lending community 4. Represents FICO at the time of origination Slide #18: 1. If a 250% risk-weighting for MSRs (as contemplated in the FRB’s ‘Simplifications’ NPR) was applied, the Common Equity Tier 1 ratio would be 9.7% 2. Represents the difference between the starting and minimum Basel III Common Equity Tier 1 Ratios resulting from the Federal Reserve’s 2017 CCAR severely adverse scenario. Following the release of 2017 DFAST Results, SunTrust investigated the driver of $1.1B in ‘other losses’ projected by the FRB. This loss resulted from a conservative interpretation of regulatory reporting requirements, which has since been adjusted. Going forward this loss is expected to be ~$0.1B. Therefore, $1.0 billion of losses are excluded from the capital erosion in the 2017 DFAST results, which reduces stressed capital erosion to 2.1% from 2.5% 3. Payout Ratio = (Common Stock Dividends and Share Repurchases) / Net Income Available to Common Shareholders. Source: Barclays Research CCAR 2017 Review: $132bn of Capital to Be Returned Over Next 4 Quarters 4. As of May 9, 2018 Slide #21: 1. Source: SNL Financial, as of June 30, 2017, based on top 10 MSAs (by deposits) for each institution, pro-forma for completed and pending mergers and acquisitions. Numerator is company’s total deposits in its top 10 MSAs and denominator is total deposits in those 10 MSAs 2. Source: SNL Financial, as of June 30, 2017 All Slides: Note: Peer group consists of BAC, BBT, CFG, FITB, HBAN, KEY, MTB, PNC, RF, USB, WFC. LTM refers to last twelve months ended March 31, 2018 26